UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

InMed Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1445 - 885 West Georgia Street Vancouver, B.C. Canada	V6C 3E8
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07: Submission of Matters to a Vote of Security Holders.

On December 18, 2024, InMed Pharmaceuticals Inc. (the “Corporation”) held its 2024 Annual General Meeting of Shareholders (the “Meeting”).  At the Meeting, all items of business were voted upon by the shareholders, as indicated below:

Proposal No. 1—Election of Directors

The Corporation’s shareholders approved the election of four director nominees to hold office until the 2025 Annual General Meeting of Shareholders or until their successors are elected or appointed. The election of Ms. Janet Grove was withheld and as such, in accordance with the Corporation’s Majority Voting Policy (the “Majority Voting Policy”), Ms. Grove has tendered her resignation to the chair of the Corporation’s Board of Directors (the “Board”). The Board’s Nominating & Governance Committee will, in accordance with the terms of the Majority Voting Policy, make a determination in due course on whether it will ultimately recommend to the Board to accept Ms. Grove’s resignation. A further update will be provided following the completion of the Nominating & Governance Committee’s assessment and upon the Board’s determination.

Results of the vote for the election of the Board at the Meeting are set out as follows:

Nominee	Votes For*	% Votes For	Votes Withheld*	%Votes Withheld	Broker Non-Votes*
Eric A. Adams	1,358,271	96.67%	46,802	3.33%	3,913,604
Andrew Hull	1,358,517	96.69%	46,556	3.31%	3,913,604
Janet Grove	621,901	44.26%	783,172	55.74%	3,913,604
Bryan Baldasare	1,358,152	96.66%	46,921	3.34%	3,913,604
Nicole Lemerond	1,358,261	96.67%	46,812	3.33%	3,913,604

*	Share amounts do not reflect the Corporation’s previously disclosed 1-for-20 reverse stock split, which was completed in November 2024 (the “November Reverse Stock Split”).

Proposal No. 2—Appointment of Independent Registered Public Accounting Firm

The Corporation’s shareholders voted at the Meeting to approve the appointment of Marcum LLP (now operating as CBIZ LLP following a recent merger) as the independent registered public accounting firm of the Corporation until the 2025 Annual General Meeting of Shareholders or until a successor is named.

Votes For*	% Votes For	Vote Against	% Votes Against	Abstain*	Broker Non-Votes
4,983,918	93.706%	0	0%	334,759	0

*	Share amounts do not reflect the Corporation’s previously disclosed November Reverse Stock Split.

Item 7.01 Regulation FD Disclosure.

On December 18, 2024, the Corporation issued a press release announcing the voting results of the Meeting and other related matters. A copy of the press release is furnished hereto as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibits 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1.	Press release, dated December 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 2024

INMED PHARMACEUTICALS INC.

By:	/s/ Eric A. Adams
Name:	Eric A. Adams
Title:	Chief Executive Officer

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